THE ADVISORS' INNER CIRCLE FUND II

                          FROST SMALL CAP EQUITY FUND

                       SUPPLEMENT DATED NOVEMBER 7, 2014
                                     TO THE
CLASS A SHARES PROSPECTUS AND INSTITUTIONAL CLASS SHARES PROSPECTUS, EACH DATED NOVEMBER 28, 2013, AS SUPPLEMENTED JANUARY 31, 2014, FEBRUARY 14, 2014, FEBRUARY
  26, 2014, FEBRUARY 27, 2014, APRIL 1, 2014, APRIL 4, 2014 AND SEPTEMBER 15,
  2014(TOGETHER, THE "PROSPECTUSES") AND STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER 28, 2013, AS SUPPLEMENTED FEBRUARY 14,2014, FEBRUARY 26, 2014 AND
                         FEBRUARY 27, 2014 (THE "SAI")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
      THE PROSPECTUSES AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE
                             PROSPECTUSES AND SAI.

The Board of Trustees (the "Board") of The Advisors' Inner Circle Fund II (the "Trust"), at the recommendation of Frost Investment Advisors, LLC ("Frost"), the investment adviser of the Frost Small Cap Equity Fund (the "Fund"), has determined that it is in the best interest of the Fund and its shareholders to cease operations and liquidate any remaining assets on a pro rata basis to shareholders, and has approved the closing and liquidation of the Fund. Effective immediately, the Fund will be closed to new investments. The Fund is expected to cease operations and liquidate on or about December 15, 2015 (the "Liquidation Date"). Prior to the Liquidation Date, shareholders may redeem
(sell) their shares in the manner described under "How to Redeem Fund Shares" on page 102 of the Class A Shares Prospectus and pages 85-86 of the Institutional Class Shares Prospectus. For those Fund shareholders that do not redeem (sell) their shares prior to the Liquidation Date, the Fund will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date.

In anticipation of the liquidation of the Fund, Frost may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amount will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in the fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of the Fund on the Liquidation Date will relect the costs of liquidating the Fund.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                FIA-SK-029-0100